Exhibit 99.1

Coeptis Therapeutics, Inc. and Z Squared Inc. Announce Merger Agreement

Aim to create the largest publicly-traded, Dogecoin-focused mining company in the world

Coeptis to spin out biopharmaceutical operations

Wexford, PA April 25, 2025 – Coeptis Therapeutics Holdings, Inc. (Nasdaq; COEP) (“Coeptis” or the “Company”), a biopharmaceutical and technology company focused on developing innovative cell therapy platforms for cancer, autoimmune and infectious diseases, and Z Squared Inc. (“Z Squared”), a Dogecoin mining company, today announced they have entered into a definitive merger agreement for a business combination that will result in Z Squared becoming a wholly-owned subsidiary of Coeptis. Under the terms of the merger agreement, a wholly-owned subsidiary of Coeptis will merge with and into Z Squared and the holders of the outstanding Z Squared shares will receive equity in Coeptis in exchange for 9,000 U.S. based dogecoin mining machines at closing. The Boards of Directors of both Coeptis and Z Squared have approved the proposed merger, which is subject to customary closing conditions, including receipt of all regulatory approvals, continued Nasdaq listing and the approval of the proposed merger by Coeptis’ and Z Squared’s shareholders. In connection with the merger, Coeptis intends to spin out its biopharmaceutical operations, and continue to operate those operations separate from Coeptis after the merger. The technology operations will remain in the Company after the merger. Assuming all conditions to closing are satisfied, the close of the transaction is anticipated to occur in the third quarter of 2025. It is anticipated that Coeptis will be rebranded and operate as Z Squared, Inc., and is expected to list on the Nasdaq Capital Market.

The combined Company will focus on advancing Z Squared’s digital asset mining expertise, which focuses primarily on generating Dogecoin (“DOGE”), along with other digital assets. DOGE has a market cap of over $20B and its native blockchain network’s operating mechanism provides proof-of-work (PoW) DOGE rewards to the owners of digital asset mining machines, highly sophisticated computers which complete complex mathematical equations to process and record transactions on the network.

The surviving entity will be led by Z Squared executives, David Halabu as Chief Executive Officer and Michelle Burke as Chief Operating Officer. Current Coeptis President and Chief Executive Officer, Dave Mehalick, will exit from the Board of Directors upon closing. Prior to serving as Chief Executive Officer of Z Squared, David Halabu was the founder and Managing Partner of multi-vertical alternative investment firm, Group 10 Capital Management.

Michelle Burke was most recently the Chief Executive Officer at the pre-eminent digital asset mining company, Minting Dome Inc.

“We are excited to take this step towards our goal of creating the largest publicly-traded company in the United States primarily focused on DOGE mining,” said David Halabu. “We’re proud of our strategy to bring retail and institutional audiences alike in the public markets a focused exposure to a DOGE asset that currently has over $20B in market capitalization. We believe we have assembled a stellar team that has the requisite expertise and infrastructure.”

"We are excited to bring this opportunity to our shareholders to become involved in the Dogecoin market space, while at the same time being able to remain involved in our biopharmaceutical operations as a result of the contemplated spin out of those operations at closing," said Dave Mehalick. “I’ve been deeply engaged in the evolution of blockchain infrastructure and am aligned with the direction the new leadership intends to take the Company.”

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Coeptis Therapeutics Holdings, Inc., together with its subsidiaries Coeptis Pharmaceuticals, Inc., GEAR Therapeutics, Inc., SNAP Biosciences, Inc., and Coeptis Technologies (collectively "Coeptis"), is a biopharmaceutical and technology company. The biopharmaceutical divisions focus on developing innovative cell therapy platforms for cancer, autoimmune, and infectious diseases. Coeptis aims to advance treatment paradigms and improve patient outcomes through its cutting-edge research and development efforts.

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Coeptis’ therapeutic portfolio is underscored by assets licensed from Deverra Therapeutics, which include an allogeneic cellular immunotherapy platform and DVX201, a clinical-stage, unmodified natural killer cell therapy technology. Coeptis is also developing a universal, multi-antigen CAR technology licensed from the University of Pittsburgh (SNAP-CAR), alongside GEAR cell therapy and companion diagnostic platforms in collaboration with VyGen-Bio and distinguished medical researchers at the Karolinska Institute.

Building on its core competencies, Coeptis has recently established a Technology Division, which focuses on enhancing operational capabilities through advanced technologies. This division features AI-powered marketing software and robotic process automation tools acquired from NexGenAI Solutions Group, designed to optimize business processes and improve overall efficiency.

Headquartered in Wexford, PA, Coeptis is dedicated to advancing its mission within the regulatory framework set forth by the Food and Drug Administration, ensuring that all activities align with the highest standards of compliance and patient care. For more information on Coeptis and its lines of business, visit https://coeptistx.com About Z Squared Inc.

Z Squared Inc. is a digital asset mining company, focused primarily on the generation of Dogecoin (DOGE), along with other digital assets such as Litecoin and other altcoins. Z Squared aims to unlock gainful investor mining exposure to DOGE, its $20B market cap, and the robust business of altcoin compute mining.

Additional Information and Where to Find It

In connection with the merger agreement and the proposed business combination, Coeptis intends to file with the SEC a Registration Statement, which will include a preliminary proxy statement/prospectus and a proxy statement/prospectus. Coeptis’ stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about Coeptis, Z Squared, the merger agreement, the business combination and the spin out. When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to stockholders of Coeptis and Z Squared as of a record date to be established for voting on the business combination and spin out. Stockholders of Coeptis and Z Squared will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov.

Participants in the Solicitation

Coeptis, Z Squared and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Coeptis’ and Z Squared’s stockholders with respect to the proposed business combination and spin out. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of each of Coeptis and Z Squared in such companies’ respective filings with the SEC, including the Registration Statement.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination or spin out. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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Cautionary Note Regarding Forward-Looking Statements

This press release and statements of our management made in connection therewith contain "forward-looking statements" (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events or performance, and underlying assumptions, and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not a guarantee of future performance and involve significant risks and uncertainties that may cause the actual results to differ materially and perhaps substantially from our expectations discussed in the forward-looking statements. These statements are subject to significant uncertainties and risks including, but not limited, to those risks contained in reports filed by Coeptis with the Securities and Exchange Commission (the "SEC"). For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company's filings made or to be made with the SEC, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations, or rules.

Contacts

IR@coeptistx.com

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